[EATON VANCE LOGO]

[PHOTO: Wall of Educational Institution]

Semiannual Report June 30, 2001

[PHOTO: Highway]

THE
MASSACHUSETTS
HEALTH &
EDUCATION
TAX-EXEMPT
TRUST

[PHOTO: Boston, MA Skyline]



The Massachusetts Health & Education Tax-Exempt Trust as of June 30, 2001

LETTER TO SHAREHOLDERS

[PHOTO WITH CAPTION "Thomas J. Fetter, President"]

As we've often noted, the municipal bond market has long been the primary source of funding in the U.S. for state and local public projects. Understandably, given the vast size and complicated nature of this arena, market participants require sound criteria to determine credit quality, assess risk and establish consistent benchmarks for valuations. Determining credit quality is, therefore, a most critical function, a role played, in part, by rating agencies, including the acknowledged market leaders, Standard & Poor's (S&P) and Moody's Investors Service, Inc. (Moody's) and Fitch/IBCA (Fitch).

Rating agencies produce widely
recognized credit standards...

Just as loan officers review the creditworthiness of mortgage applicants, rating agencies have established credit standards that are used to analyze municipal and corporate borrowers. Approximately 97% of the municipal bonds issued in 2000 were accorded a rating from a major rating agency.

The agencies base their ratings on many considerations, including:

* The capacity of the borrower to make timely interest payments and repay principal;

* The maturity and nature of the debt obligation;

* Protective covenants for lenders in the event of bankruptcy or a significant change in the borrower's revenue outlook.

From AAA to D, ratings provide an
objective assessment of credit risk...

Bonds rated BBB(S&P)/Baa(Moody's) or above are considered investment-grade, with bonds rated AAA (S&P)/Aaa(Moody's) deemed to be of the highest quality and AA/Aa rated bonds considered high quality.* Bonds rated below BBB/Baa are non-investment grade, with incremental gradations below that tier reflecting different levels of risk. For example, BB rated bonds are considered speculative; B, highly speculative; a rating of CCC or below indicates a risk of default, and a D rating, default. Ratings are subject to routine follow-up reviews and may be changed or withdrawn due to changes in an issuer's underlying fundamentals or other pertinent circumstances. Typically, bonds may rise or fall in value in the wake of an upgrade or downgrade.

The higher the credit rating, the lower
the interest rate...

Accordingly, an issuer with a AAA rating can be expected to issue new bonds at or near the lowest prevailing interest rate. Conversely, an issuer with a lower credit rating will be required to pay higher rates.

In the secondary market, higher-rated bonds in a given category typically trade at higher prices and, therefore, lower yields than bonds of lower quality. These yield differentials are called "quality spreads," usually characterized in basis points. A basis point equals .01%. Spreads among differently rated bonds may vary with changes in supply, market fundamentals and investor sentiment, and such fluctuations play a major role in bond investment strategy.

Ratings are an invaluable tool for
issuers and investors alike...

Ratings issued by major agencies do not represent a recommendation to buy or sell, nor are they a judgement as to a bond's suitability as an investment. They are, however, a much-needed tool used to evaluate bonds in the marketplace. The existence of a clearly defined rating system contributes to orderly and transparent markets, which is important for issuers and investors alike.

With its long history of success, the municipal bond market will likely remain the dominant pool of capital for important public works. As they have for the past century, the major rating agencies will continue to play an important role in that vital process.

Sincerely,

/S/ THOMAS J. FETTER

Thomas J. Fetter
President
August 8, 2001

* Not all bonds have ratings from S&P, Moody's or Fitch. Some may have proprietary ratings from other rating agencies or may be non-rated.



The Massachusetts Health & Education Tax-Exempt Trust as of June 30, 2001

MANAGEMENT DISCUSSION

At the outset of 2001, most indicators pointed to a faltering U.S. economy. Declining corporate profits, mounting job layoffs and a sharply falling stock market exacted a heavy toll on consumer confidence. The economy remained stalled throughout the first six months, with first quarter Gross Domestic Product growing at a tepid 1.3% pace, followed by a lackluster 0.7% growth rate in the second quarter. Those figures suggested that the concerns voiced in Congressional testimony by Federal Reserve Chairman Greenspan were well founded.

The Federal Reserve has aggressively lowered short-term interest rates in 2001...

The Federal Reserve initially signaled an easier monetary policy in the second half of 2000. Taking its cue, the bond markets, which move in the opposite direction of interest rates, rallied strongly into early 2001. Against this backdrop, with inflation posing little threat, the Fed launched an aggressive effort to jump-start the economy. Beginning in early January, the Fed initiated a series of interest rate cuts and, by the end of June, had reduced its benchmark Federal Funds rate -- a key short-term interest rate barometer -- by 275 basis points (2.75%).

As recession fears subsided somewhat,
the bond market rally paused in the spring...

The bond market corrected somewhat in late spring. The Lehman Brothers Municipal Bond Index -- a broad-based, unmanaged index of municipal bonds
-- reflected that pullback. The Index, which had a total return of 9.98% for the year ended June 30, 2001, had a return of just 2.88% for the final six months of that period.1

The market correction was accompanied by a steepening of the Treasury yield curve. That is, the difference between short- and long-term interest rates for Treasury obligations increased. This change from a relatively flat yield curve to a normal, positive-sloping curve suggests that investors have grown increasingly confident in recent months that the Fed's interest rate actions should avert a full-scale recession.

An uncertain economy has made municipal bonds an attractive investment option...

Municipal bonds have attracted more attention from investors in the past year, especially given the uncertain economic outlook and the continuing difficulties in the equity market. The municipal sector has also proven significantly less volatile than the corporate bond market, which has been characterized by high default rates. Because the recently passed tax cuts will be phased in over 10 years, they are not expected to reduce significantly demand for municipal bonds in the near-term.

On the supply side, a weaker economy could result in lower revenues for states and municipalities, possibly resulting in increased funding needs. In addition, at these lower interest rate levels, bond refinancings could add to municipal supply. However, while these areas will bear watching, we believe that bonds continue to offer good income opportunities and a measure of refuge from recent market volatility, and merit consideration for today's tax-conscious investor.

-----------------------------------------------------------------------------
Trust Information
as of June 30, 2001

Performance2
-----------------------------------------------------------------------------

Average Annual Total Returns  (by share price, ASE)
-----------------------------------------------------------------------------
One Year                        18.19%
Five Years                       9.54
Life of Fund (7/23/93)           4.80

Average Annual Total Returns (by net asset value)
-----------------------------------------------------------------------------
One Year                        11.34%
Five Years                       7.00
Life of Fund (7/23/93)           5.23

Five Largest Sector Weightings3
-----------------------------------------------------------------------------
By total net assets

Education                       18.6%
Escrowed                        16.6%
Insured Hospitals*              15.9%
Insured Education*               9.8%
Hospitals                        4.7%

1 It is not possible to invest directly in an Index.

2 Returns are calculated by determining the percentage change in net asset value or share price with all distributions reinvested.

3 Five largest sector weightings account for 65.6% of the Trust's net assets, determined by dividing the total market value of the holdings by the net assets of the Trust. Holdings are subject to change.

* Private insurance does not remove the risk of loss of principal associated with this investment due to changes in market conditions.

Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Yield will change.


The Massachusetts Health & Education Tax-Exempt Trust as of June 30, 2001 MANAGEMENT DISCUSSION

[PHOTO WITH CAPTION "Robert B. MacIntosh, Portfolio Manager"]

Management Discussion
-----------------------------------------------------------------------------

* The Massachusetts economy has reflected the national slowdown, even in industries that have helped pace the Commonwealth's economic surge in the past decade. Technology has been characterized by rising layoffs, while the financial services sector has been vulnerable to increasing market volatility. The June 2001 jobless rate rose to 3.4% from 2.7% a year ago.

* Due to strong demand among retail investors, the quality spreads, or yield differential, between AAA rated bonds and BBB rated bonds narrowed significantly during the period. Management took advantage of the tight spreads as an opportunity to upgrade portfolio quality through the purchase of insured* issues.

* In an uncertain economic climate, university and secondary school bonds were especially attractive. Institutions such as Clark University, Boston College and Wheaton College -- with applications for admission consistently exceeding placement capacity -- tended to enjoy stable tuition income even while other types of bond issuers face declining revenues.

* The Trust benefited from the pre-refunding of its Rail Connections, Inc. bonds in July 2001. These issues financed the building of a parking facility for Amtrak and MBTA commuters traveling to and from Boston. The pre-refunding removes the credit risk for the issue, which had suffered from a delay in the start of Acela service and revenues that were well below projections.

* Management continued its efforts to improve the Trust's call protection following the sharp decline in interest rates. Call protection prevents issuers from calling away bonds and forcing the Trust to reinvest the proceeds at lower yields.

* Non-rated life care facility and nursing home bonds provided excellent income opportunities, although management has proceeded cautiously. Welcomed initially as an attractive health care alternative, the sector has recently been plagued by overcapacity in some communities. The Trust has focused on projects like Berkshire Retirement Community, which have sound fundamentals and an experienced sponsor.

The Trust
-----------------------------------------------------------------------------
Performance for the Past Six Months

* Based on share price, the Trust had a total return of 11.38% for the six months ended June 30, 2001. That return was the result of an increase in share price from $12.75 on December 31, 2000 to $13.80 on June 30, 2001, and the reinvestment of $0.3832 in regular monthly dividends.

* Based on net asset value, the Trust had a total return of 3.84% for the six months ended June 30, 2001. That return was the result of an increase in net asset value from $13.17 on December 31, 2000 to $13.29 on June 30, 2001, and the reinvestment of all distributions.

* Based on its sixth dividend increase since 1996, and a share price of $13.80, the Trust had a market yield of 5.63% at June 30, 2001.1 The Trust's market yield is equivalent to a taxable yield of 9.87%.2

* On June 30, 2001, the Fund's closing share price on the American Stock Exchange was $13.80, representing a 3.8% premium to the Fund's net asset value.

Your Investment at Work
-----------------------------------------------------------------------------
Massachusetts Health and
Education Facilities Authority
Dana-Farber Cancer Institute

* Dana-Farber Cancer Institute is a world-renowned facility dedicated to the research and treatment of cancer-related diseases. For more than fifty years, the Institute has helped forge major breakthroughs in the diagnosis of, and battle against, cancer.

* Through its affiliations with Harvard Medical School, its teaching hospitals and the National Cancer Institute, Dana-Farber spends $235 million annually in cancer-related research.

* These insured* bonds were used to finance the expansion of patient facilities and research lab space. With a 6.00% coupon, the bonds represented an exceptionally attractive yield in a well-regarded, AAA-rated credit.

-----------------------------------------------------------------------------
Shares of the Trust are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested. Yield will change.
-----------------------------------------------------------------------------

-----------------------------------------------------------------------------
Quality Weightings3
-----------------------------------------------------------------------------
By total investments

[PIE CHART divided proportionally as follows: AAA -- 45.4%, AA -- 7.3%, A -- 12.3%, BBB -- 15.7%, BB -- 1.1%, Non-Rated+ -- 18.2%]

Trust Overview3
-----------------------------------------------------------------------------
Number of Issues                  46
Average Maturity          18.9 Years
Effective Maturity         7.8 Years
Average Rating                    A+
Average Call               4.9 Years
Average Dollar Price         $100.76

1 The Trust's market yield is calculated by dividing the most recent dividend per share by the share price at the end of the period and annualizing the result.

2 Taxable-equivalent yield assumes maximum 42.98% combined federal and state income tax rate. A lower rate would result in a lower tax-equivalent figure.

3 Because the Trust is actively managed, Quality Weightings and Trust
  Overview statistics are subject to change. In the view of management, 13.2% of the non-rated portion of the Trust (18.2%) is of investment-grade quality.

* Private insurance does not remove the risk of loss of principal associated with insured investments due to changes in market conditions.

Past performance is no guarantee of future results. Investment return and market price will fluctuate so that shares, when sold, may be worth more or less than their original cost.




The Massachusetts Health & Education Tax-Exempt Trust as of June 30, 2001

PORTFOLIO OF INVESTMENTS (Unaudited)

Tax-Exempt Investments --  94.9%

Ratings (Unaudited)                                 Principal
---------------------------------------------          Amount
                                     Standard          (000's
Moody's                              & Poor's         Omitted)  Security                                             Value
--------------------------------------------------------------------------------------------------------------------------
Education -- 18.6%
--------------------------------------------------------------------------------------------------------------------------
NR                                     BBB-             $  750  Massachusetts DFA, Eastern Nazarene
                                                                College, 5.625%, 4/1/29                        $   630,795
Baa2                                   BBB                 400  Massachusetts DFA, Suffolk University,
                                                                5.75%, 7/1/19                                      397,560
NR                                     BBB                 540  Massachusetts DFA, Wheeler School,
                                                                6.50%, 12/1/29                                     558,203
Baa2                                   NR                  250  Massachusetts DFA, Xaverian Brothers
                                                                High School, 5.65%, 7/1/29                         240,228
NR                                     NR                1,595  Massachusetts HEFA, Wheaton College,
                                                                6.00%,1/1/18(5)                                  1,672,310
A2                                     A-                1,500  Massachusetts IFA, Clark University,
                                                                7.00%, 7/1/12(5)                                 1,530,285
Baa1                                   BBB               2,110  Massachusetts IFA, Springfield College,
                                                                5.625%, 9/15/10                                  2,148,529
Baa1                                   NR                  400  Massachusetts IFA, Wentworth Institute
                                                                of Technology, 5.75%, 10/1/28                      390,496
--------------------------------------------------------------------------------------------------------------------------
                                                                                                               $ 7,568,406
--------------------------------------------------------------------------------------------------------------------------
Electric Utilities -- 1.0%
--------------------------------------------------------------------------------------------------------------------------
Baa1                                   A-               $  400  Massachusetts DFA, Devens Electrical
                                                                Systems, 6.00%, 12/1/30                        $   401,640
--------------------------------------------------------------------------------------------------------------------------
Escrowed -- 16.6%
--------------------------------------------------------------------------------------------------------------------------
NR                                     NR               $1,975  Massachusetts HEFA, Atlanticare Medical
                                                                Center, 8.00%, 12/01/13,
                                                                Prerefunded to 12/1/03(5)                      $ 2,183,323
Aaa                                    AA+               1,500  Massachusetts HEFA, Daughters of Charity,
                                                                6.10%, 7/1/14,
                                                                Prerefunded to 7/1/06                            1,628,160
Baa2                                   AAA               1,000  Massachusetts HEFA, Milford-Whitinsville
                                                                Hospital, 7.75%, 7/15/17,
                                                                Prerefunded to 7/15/02                           1,070,770
Aaa                                    NR                  800  Massachusetts HEFA, Sisters of Providence
                                                                Hospital, 6.625%, 11/15/22,
                                                                Prerefunded to 11/15/04                            850,288
A1                                     AA-               1,000  Massachusetts IFA, College of the Holy Cross,
                                                                6.45%, 1/1/12,
                                                                Prerefunded to 1/1/02                            1,038,670
--------------------------------------------------------------------------------------------------------------------------
                                                                                                               $ 6,771,211
--------------------------------------------------------------------------------------------------------------------------
Hospitals -- 4.7%
--------------------------------------------------------------------------------------------------------------------------
NR                                     NR               $  500  Massachusetts DFA, MCHSP,
                                                                6.60%, 8/15/29                                 $   447,505
Ba2                                    BB                  495  Massachusetts HEFA, Learning Center
                                                                for the Deaf, 6.125%, 7/1/29                       422,393
Aa2                                    NR                1,000  Massachusetts HEFA, Youville House,
                                                                6.25%, 2/15/41                                   1,043,670
--------------------------------------------------------------------------------------------------------------------------
                                                                                                               $ 1,913,568
--------------------------------------------------------------------------------------------------------------------------
Industrial Development Revenue -- 4.3%
--------------------------------------------------------------------------------------------------------------------------
NR                                     NR               $  250  Massachusetts IFA, American Water Co.,
                                                                6.60%, 12/1/15                                 $   257,613
A3                                     A                 1,500  Massachusetts IFA, General Motors,
                                                                5.55%, 4/1/09                                    1,502,655
--------------------------------------------------------------------------------------------------------------------------
                                                                                                               $ 1,760,268
--------------------------------------------------------------------------------------------------------------------------
Insured Education -- 9.8%
--------------------------------------------------------------------------------------------------------------------------
Aaa                                    AAA              $   40  Massachusetts HEFA, Boston College,
                                                                (FGIC), 6.625%, 7/1/21                         $    40,888
Aaa                                    AAA               1,765  Massachusetts HEFA, Northeastern
                                                                University, (MBIA), 6.55%, 10/1/22               1,865,923
Baa2                                   AAA               1,000  Massachusetts HEFA, Suffolk University,
                                                                (CLEE), 6.25%, 7/1/12                            1,046,710
Aaa                                    AAA               1,000  Massachusetts HEFA, Tufts University,
                                                                (FGIC), 5.95%, 8/15/18                           1,027,390
--------------------------------------------------------------------------------------------------------------------------
                                                                                                               $ 3,980,911
--------------------------------------------------------------------------------------------------------------------------
Insured Hospitals -- 15.9%
--------------------------------------------------------------------------------------------------------------------------
Aaa                                    AAA              $1,225  Massachusetts HEFA, Addison Gilbert
                                                                Hospital, (MBIA), 5.75%, 7/1/23                $ 1,245,764
Aaa                                    AAA                 800  Massachusetts HEFA, Baystate Medical
                                                                Center, (FSA), 6.00%, 7/1/26                       836,936
Aaa                                    AAA               1,000  Massachusetts HEFA, Berkshire Health
                                                                System, (MBIA), 6.00%, 10/1/19                   1,049,500
Aaa                                    AAA               1,250  Massachusetts HEFA, Dana Farber
                                                                Cancer Institute, (FGIC), 6.00%,
                                                                12/1/10                                          1,348,261
Aaa                                    AAA                 500  Massachusetts HEFA, Mt. Auburn Hospital,
                                                                (MBIA), 6.25%,  8/15/14                            542,425
Aaa                                    AAA               1,000  Massachusetts HEFA, North Shore
                                                                Medical Center, (MBIA), 5.625%, 7/1/14           1,036,100
NR                                     AAA                 395  Massachusetts HEFA, Valley Regional
                                                                Health System, (CLEE), 5.75%, 7/1/18               405,602
--------------------------------------------------------------------------------------------------------------------------
                                                                                                               $ 6,464,588
--------------------------------------------------------------------------------------------------------------------------
Insured Special Tax -- 3.3%
--------------------------------------------------------------------------------------------------------------------------
NR                                     NR               $1,000  Puerto Rico IFA, (AMBAC), Variable Rate,
                                                                7.16%, 7/1/28(6)(7)                            $   960,790
NR                                     AAA                 420  Puerto Rico IFA, (AMBAC), Variable Rate,
                                                                8.55%, 7/1/28(7)(8)                                395,296
--------------------------------------------------------------------------------------------------------------------------
                                                                                                               $ 1,356,086
--------------------------------------------------------------------------------------------------------------------------




The Massachusetts Health & Education Tax-Exempt Trust as of June 30, 2001

PORTFOLIO OF INVESTMENTS (Unaudited) cont'd

Ratings (Unaudited)                                 Principal
---------------------------------------------          Amount
                                     Standard          (000's
Moody's                              & Poor's         Omitted)  Security                                             Value
--------------------------------------------------------------------------------------------------------------------------
Insured Transportation -- 3.4%
--------------------------------------------------------------------------------------------------------------------------
Aaa                                    AAA              $  300  Massachusetts Port Authority, US Airways,
                                                                (MBIA), 6.00%, 9/1/21                          $   317,643
NR                                     A                 1,000  Rail Connections Inc., MA, (ACA), 0.00%,
                                                                7/1/19                                             370,780
NR                                     A                 2,000  Rail Connections Inc., MA,(ACA), 0.00%,
                                                                7/1/20                                             694,740
--------------------------------------------------------------------------------------------------------------------------
                                                                                                               $ 1,383,163
--------------------------------------------------------------------------------------------------------------------------
Insured Water & Sewer -- 2.6%
--------------------------------------------------------------------------------------------------------------------------
Aaa                                    AAA               1,000  Massachusetts Water Resources Authority,
                                                                (FGIC), 5.75%, 8/1/39                          $ 1,045,280
--------------------------------------------------------------------------------------------------------------------------
Life Care -- 2.3%
--------------------------------------------------------------------------------------------------------------------------
NR                                     NR                  345  Massachusetts IFA, Forge Hill,
                                                                6.75%, 4/1/30                                  $   297,714
NR                                     BBB-                655  Massachusetts DFA, Edgecombe,
                                                                 6.75%, 7/1/21                                     656,814
--------------------------------------------------------------------------------------------------------------------------
                                                                                                               $   954,528
--------------------------------------------------------------------------------------------------------------------------
Miscellaneous -- 3.3%
--------------------------------------------------------------------------------------------------------------------------
NR                                     AAA                 700  Puerto Rico IFA, Variable Rate,
                                                                10.92%, 10/1/34(7)(8)                          $   773,549
NR                                     BBB+                625  Massachusetts DFA, YMCA of Greater
                                                                Boston, 5.45%, 11/1/28                             586,600
--------------------------------------------------------------------------------------------------------------------------
                                                                                                               $ 1,360,149
--------------------------------------------------------------------------------------------------------------------------
Nursing Home -- 3.6%
--------------------------------------------------------------------------------------------------------------------------
A2                                     NR                  280  Massachusetts DFA, Odd Fellows,
                                                                6.25%, 1/1/15                                  $   253,680
NR                                     NR                  500  Massachusetts HEFA, Christopher
                                                                House, 6.875%, 1/1/29                              451,560
NR                                     NR                  750  Massachusetts IFA, Age Institute
                                                                of Massachusetts, 8.05%, 11/1/25                   767,543
--------------------------------------------------------------------------------------------------------------------------
                                                                                                               $ 1,472,783
--------------------------------------------------------------------------------------------------------------------------
Solid Waste -- 1.1%
--------------------------------------------------------------------------------------------------------------------------
NR                                     BBB                 500  Massachusetts DFA, Resource Recovery
                                                                Ogden Haverhill, 5.50%, 12/1/19                $   454,705
--------------------------------------------------------------------------------------------------------------------------
Transportation -- 1.8%
--------------------------------------------------------------------------------------------------------------------------
NR                                     AA-                 830  Massachusetts Bay Transportation Authority,
                                                                Variable Rate, 6.99%, 3/1/27(6)(7)             $   747,722
--------------------------------------------------------------------------------------------------------------------------
Water & Sewer -- 2.6%
--------------------------------------------------------------------------------------------------------------------------
Aaa                                    AA+               1,000  Massachusetts Water Pollution Abatement ,
                                                                Trust, 6.375%, 2/1/15                          $ 1,078,310
--------------------------------------------------------------------------------------------------------------------------
Total Tax-Exempt Investments -- 94.9%
  (identified cost $37,109,663)                                                                                $38,713,318
--------------------------------------------------------------------------------------------------------------------------
Other Assets, Less Liabilities -- 5.1%                                                                         $ 2,080,038
--------------------------------------------------------------------------------------------------------------------------
Net Assets -- 100%                                                                                             $40,793,356
--------------------------------------------------------------------------------------------------------------------------

Notes to Portfolio:

(1) Portfolio Overview (Unaudited):

    Number of Issues                   46
    Average Maturity (Years)           18.9 yrs
    Effective Maturity (Years)          7.8 yrs
    Average Call (Years)                4.9 yrs
    Duration (Years)                    6.2 yrs
    Average Rating                      A+

(2) Health and Educational Obligors-- At June 30, 2001, the Trust held securities issued by health and educational obligors with a value of $29,125,995 (representing 75.2% of total investments).

(3) Insured Investments-- The Trust invests primarily in debt securities issued by the Commonwealth of Massachusetts and its municipalities. The ability of the issuers of the debt securities to meet their obligations may be affected by economic developments in a specific industry or municipality. In order to reduce the risk associated with such economic developments, at June 30, 2001, 36.8% of total investments is backed by bond insurance of various financial institutions and financial guaranty assurance agencies. The Trust's insured securities by financial institution are as follows:

                                                                       Percentage
                                                                         of Total
                                                              Value   Investments
---------------------------------------------------------------------------------
Municipal Bond Insurance Association (MBIA)             $ 6,057,355         15.6%
Financial Guaranty Insurance Company (FGIC)               3,461,819          8.9%
College Construction Loan Insurance Corporation (CLEE)    1,452,312          3.8%
AMBAC Financial Group Inc. (AMBAC)                        1,356,086          3.5%
American Capital Access (ACA)                             1,065,520          2.8%
Financial Security Assurance Incorporated (FSA)             836,936          2.2%
---------------------------------------------------------------------------------
  Total Insured Securities                              $14,230,028         36.8%
---------------------------------------------------------------------------------



The Massachusetts Health & Education Tax-Exempt Trust as of June 30, 2001

PORTFOLIO OF INVESTMENTS (Unaudited) cont'd

(4) Summary of Ratings (Unaudited):

                                               Percentage
                Number                           of Total
Ratings      of Issues               Value    Investments
---------------------------------------------------------
AAA/Aaa            19          $17,604,795          45.4%
AA/Aa               3            2,830,062           7.3%
A/A                 6            4,753,780          12.3%
BBB/Baa             9            6,063,930          15.7%
BB/Ba               1              422,393           1.1%
NR                  8            7,038,358          18.2%
---------------------------------------------------------
Total              46          $38,713,318         100.0%
---------------------------------------------------------

The ratings indicated are the most recent Moody's and Standard & Poor's ratings believed to be available at June 30, 2001. NR indicates no
rating is available for the security.   Ratings are generally ascribed
to securities at time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no responsibility to do so, and the ratings indicated do not necessarily represent ratings the agencies would ascribe to these securities at June 30, 2001.

(5) Private Placement Securities-- Information relating to the initial acquisition and market valuation of private placement securities is presented below:

                                       Acquisition                     Percentage
                                              Cost          Value   of Net Assets
---------------------------------------------------------------------------------
Massachusetts HEFA
  Atlanticare Medical Center "AMC"
  (acquired 12/15/93)                   $1,976,628     $2,183,323            5.3%
Massachusetts HEFA, Wheaton College
  (acquired 1/12/98)                     1,595,000      1,672,310            4.1%
Massachusetts IFA, Clark University
  (acquired 12/15/94)                    1,519,125      1,530,285            3.8%
---------------------------------------------------------------------------------
Total                                                  $5,385,918           13.2%
---------------------------------------------------------------------------------

AMC and Clark have no publicly offered securities of the same class as the private placement security held by the Trust. Wheaton College has outstanding publicly offered securities of the same class as the private placement security held by the Trust. The Trust will bear the costs, if any, relating to the disposition of the private placement securities, including costs associated with registering the securities under the Securities Act of 1933, if necessary.

(6) Security has been issued as an inverse floater bond.

(7) Security exempt from registration under Rule 144A of the Securities
    Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(8) Security has been issued as a leveraged inverse floater.

The accompanying notes are an integral part of these financial statements.




The Massachusetts Health & Education Tax-Exempt Trust as of June 30, 2001

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of June 30, 2001 (Unaudited)

Assets
-----------------------------------------------------------------------------
Total Investments, at value (identified cost, $37,109,663)        $38,713,318
Interest receivable                                                   845,481
Receivable for securities sold                                      1,407,600
Other assets                                                            6,206
-----------------------------------------------------------------------------
Total assets                                                      $40,972,605

Liabilities
-----------------------------------------------------------------------------
Due to Bank                                                           128,918
Accrued expenses and other liabilities                                 50,331
-----------------------------------------------------------------------------
Total liabilities                                                     179,249
-----------------------------------------------------------------------------
Net Assets:                                                       $40,793,356

Net Assets were comprised of:
-----------------------------------------------------------------------------
Auction Preferred Shares, $0.01 par value; 400 shares
  authorized, 200 shares issued and outstanding at $50,000
  per share liquidation preference                                $10,000,000
Common Shares, $0.01 par value; unlimited number of shares
  authorized, 2,316,507 shares issued and outstanding                  23,165
Additional paid-in capital                                         32,036,176
Accumulated net realized loss from investment transactions         (3,115,546)
Undistributed net investment income                                   245,906
Unrealized appreciation of investments                              1,603,655
-----------------------------------------------------------------------------
Net Assets:                                                       $40,793,356
-----------------------------------------------------------------------------
Net assets applicable to preferred shareholders:
-----------------------------------------------------------------------------
  Auction Preferred Shares at liquidation value                   $10,000,000
  Cumulative undeclared dividends                                       2,178
-----------------------------------------------------------------------------
Total net assets applicable to preferred shareholders             $10,002,178
-----------------------------------------------------------------------------
Net assets applicable to common shareholders                       30,791,178
-----------------------------------------------------------------------------
Total                                                             $40,793,356

Net asset value per common share
-----------------------------------------------------------------------------
 ($30,791,178 divided by 2,316,507
  common shares issued and outstanding)                           $     13.29
-----------------------------------------------------------------------------





Statement of Operations

For the Six Months Ended
June 30, 2001 (Unaudited)

Investment Income
-----------------------------------------------------------------------------
Interest income                                                    $1,262,350

Expenses
-----------------------------------------------------------------------------
Investment advisory fee                                            $   70,969
Administration fee                                                     30,237
Trustees' fees                                                         14,876
Custodian and transfer agent fees                                      20,868
Legal and accounting services                                          16,713
Preferred share remarketing agent fee                                  12,397
Printing and postage                                                    7,935
Exchange membership fees                                                3,720
Preferred shares auction agent fees                                     2,480
Miscellaneous                                                           4,426
-----------------------------------------------------------------------------
Total operating expenses                                           $  184,621
-----------------------------------------------------------------------------
Deduct --
  Reduction of custody fees                                             2,702
-----------------------------------------------------------------------------
Total                                                              $    2,702
-----------------------------------------------------------------------------
Net operating expenses                                             $  181,919
-----------------------------------------------------------------------------
Net investment income                                              $1,080,431

Realized and Unrealized Gain (Loss)
on Investments
-----------------------------------------------------------------------------
Net realized loss from investment transactions                     $  (90,697)
Net change in unrealized appreciation of investments                  326,550
-----------------------------------------------------------------------------
Net gain on investments                                            $  235,853
-----------------------------------------------------------------------------
Net increase in net assets resulting from operations               $1,316,284
-----------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.





Statement of Changes in Net Assets
                                                     Six Months Ended
Increase (Decrease)                                     June 30, 2001             Year Ended
in Net Assets                                              (Unaudited)     December 31, 2000
--------------------------------------------------------------------------------------------
From operations:
  Net investment income                                   $ 1,080,431            $ 2,090,687
  Net realized loss                                           (90,697)               (85,155)
  Net change in unrealized appreciation                       326,550              1,779,146
--------------------------------------------------------------------------------------------
Net increase in net assets
  from operations                                         $ 1,316,284            $ 3,784,678
--------------------------------------------------------------------------------------------
Dividends and Distributions:
Preferred Shareholders --
  From net investment income                              $  (156,445)           $  (347,864)
Common Shareholders --
  From net investment income                                 (887,456)            (1,769,620)
--------------------------------------------------------------------------------------------
Total dividends and distributions to
  shareholders                                            ($1,043,901)           ($2,117,484)
--------------------------------------------------------------------------------------------
Capital Share Transactions:
  Reinvestment of distributions to
    common shareholders                                   $    15,911            $     5,651
--------------------------------------------------------------------------------------------
  Net increase in net assets resulting from
    capital share transactions                            $    15,911            $     5,651
--------------------------------------------------------------------------------------------
Net increase in net assets                                $   288,294            $ 1,672,845
--------------------------------------------------------------------------------------------
Net Assets:
--------------------------------------------------------------------------------------------
At beginning of period                                    $40,505,062            $38,832,217
--------------------------------------------------------------------------------------------
At end of period, including undistributed
  net investment income of $245,906
  and $80,268, respectively                               $40,793,356            $40,505,062
--------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




The Massachusetts Health & Education Tax-Exempt Trust as of June 30, 2001

FINANCIAL STATEMENTS cont'd

Financial Highlights

Selected data for a common share outstanding during each period

                                                        Six Months
                                                            Ended
                                                          June 30,                        Year Ended December 31,
                                                             2001     -----------------------------------------------------------
                                                       (Unaudited)(a)    2000        1999        1998        1997        1996
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period (common shares)      $ 13.17     $ 12.45     $ 14.06     $ 13.90     $ 13.01     $13.24
---------------------------------------------------------------------------------------------------------------------------------

Investment Operations
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                                     $  0.47(d)  $  0.90(d)  $  0.89(d)  $  0.88(d)  $  0.88(d)  $ 0.88(d)
Net realized and unrealized gain (loss) on investments       0.10        0.73       (1.63)       0.16        0.89      (0.27)
---------------------------------------------------------------------------------------------------------------------------------
Total from investment operations                          $  0.57     $  1.63     $ (0.74)    $  1.04     $  1.77     $ 0.61
---------------------------------------------------------------------------------------------------------------------------------

Less Distributions
---------------------------------------------------------------------------------------------------------------------------------
Preferred Shareholders --
  From net investment income                              $ (0.07)    $ (0.15)    $ (0.12)    $ (0.14)    $ (0.14)    $ (0.13)
Common Shareholders --
  From net investment income                                (0.38)      (0.76)      (0.75)      (0.74)      (0.74)      (0.71)
---------------------------------------------------------------------------------------------------------------------------------
Total distributions                                       $ (0.45)    $ (0.91)    $ (0.87)    $ (0.88)    $ (0.88)    $ (0.84)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period (Common shares)            $ 13.29     $ 13.17     $ 12.45     $ 14.06     $ 13.90     $ 13.01
---------------------------------------------------------------------------------------------------------------------------------
Per share market value, end of period (Common shares)     $ 13.80     $ 12.75     $ 11.50     $ 14.88     $ 13.94     $ 12.13
---------------------------------------------------------------------------------------------------------------------------------
Total investment return at Market Value                    11.38%      17.78%     (18.23%)     12.05%      21.63%      15.61%
---------------------------------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
---------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period (000 omitted)                   $40,793     $40,505     $38,832     $42,504     $42,082     $40,039
Ratios: (as a percentage of average total net assets)
  Expenses                                                  0.91%(e)    0.97%       0.97%       0.96%(c)    0.96%(c)    1.00%
  Expenses, after custodian fee reduction                   0.90%(e)    0.96%       0.96%       0.95%(c)    0.95%(c)    0.98%
  Net investment income                                     5.36%(e)    5.33%       5.05%       4.79%(c)    4.95%(c)    5.12%
Ratios: (as a percentage of average common net assets)
  Expenses (b)                                              1.21%(e)    1.30%       1.28%       1.25%(c)    1.27%(c)    1.34%
  Expenses, after custodian fee reduction (b)               1.20%(e)    1.29%       1.27%       1.24%(c)    1.26%(c)    1.32%
  Net investment income (b)                                 7.11%(e)    7.16%       6.68%       6.27%(c)    6.57%(c)    6.86%
Portfolio turnover rate                                        4%          8%         32%         28%         20%         44%
---------------------------------------------------------------------------------------------------------------------------------

The Financial Highlights summarize the impact of net investment income, gains (losses) and distributions on the Trust's net asset value per common share for the last 5 years. Additionally, important relationships between certain financial statement items are expressed in ratio form.

The accompanying notes are an integral part of these financial statements.




The Massachusetts Health & Education Tax-Exempt Trust as of June 30, 2001

FINANCIAL STATEMENTS Cont'd

Financial Highlights

(a) The Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, and began accreting market discounts on debt securities. The effect of this change for the six months ended June 30, 2001 was an increase in net investment income per common share of $0.01, a decrease in net realized and unrealized gains per common share of $0.01, an increase in the ratio of net investment income to average total net assets from 5.29% to 5.36% and an increase in the ratio of net investment income to average common net assets from 7.02% to 7.11%. Per share data and ratios for the periods prior to January 1, 2001 have not been restated to reflect this change in presentation.

(b) Ratios do not reflect the effect of dividend payments to preferred shareholders. Ratios to average common net assets reflect the Trust's leveraged capital structure.

(c) Reflects expense waivers by the Administrator during the period. If the Trust had borne all expenses for the year ended December 31, 1998 and the year ended December 31, 1997, net investment income per common share would have decreased by less than $0.01 during each period.

(d) Computed using average shares outstanding throughout the period.

(e) Annualized.

The accompanying notes are an integral part of these financial statements.



The Massachusetts Health & Education Tax-Exempt Trust as of June 30, 2001

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1  General Information and
   Significant Accounting Policies
------------------------------------------------------------------------
The Massachusetts Health & Education Tax-Exempt Trust (the "Trust") is an entity commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Trust's investment objective is to earn a high level of current income exempt from regular Federal income taxes and Massachusetts personal income taxes consistent with preservation of capital. The Trust seeks to achieve its objective by investing primarily in Massachusetts "investment grade" tax-exempt obligations issued on behalf of not-for-profit health and education institutions.

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements, in accordance with generally accepted accounting principles.

Securities Valuation. Municipal securities are normally valued at the mean between the quoted bid and asked prices obtained from a pricing service. Municipal securities which are not valued by a pricing service will be valued on the basis of three dealer quotes or, if such quotes are unavailable, such other available market information. Short-term obligations, maturing in sixty days or less, are valued at amortized cost, which approximates value. Futures and options on futures contracts traded on an exchange will be valued at last settlement price. In the event of unusual market disruptions affecting valuation, the Pricing Committee of the Trustees will be consulted.

Securities Transactions. Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined using the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the transaction date. The securities so purchased are subject to market fluctuations during this period. To the extent that when-issued or delayed delivery purchases are outstanding, the Trust instructs the custodian to segregate assets in a separate account, with a current value at least equal to the amount of its purchase commitments.

Interest Income. Interest income is determined on the basis of interest accrued and discount earned, adjusted for amortization of premium or accretion of discounts on long term debt securities. Effective January 1, 2001, the Trust adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, and began accreting market discounts on debt securities. Prior to January 1, 2001, the Trust did not accrete market discounts on debt securities. The cumulative effect of this accounting change had no impact on the total net assets of the Trust, but resulted in a $129,108 increase in the cost of securities and a corresponding decrease in net unrealized appreciation based on securities held as of December 31, 2000. The effect of this change for the six months ended June 30, 2001 was to increase net investment income by $13,620 and decrease net unrealized appreciation by $13,620. The statement of changes in net assets and financial highlights for prior periods have not been restated to reflect this change in presentation.

Federal Income Taxes. The Trust has complied and intends to comply with the requirements of the Internal Revenue Code (the "Code") applicable to regulated investment companies by distributing all of its income, including any net realized gains from investments, to shareholders. Therefore, no federal income tax provision is required. In addition, the Trust intends to satisfy conditions which will enable it to designate distributions from the interest income generated by its investments in municipal securities, which are exempt from regular federal and Massachusetts income taxes when received by the Trust, as exempt interest dividends.

At December 31, 2000, the Trust for federal income tax purposes had a capital loss carryover of $2,939,119, which will reduce taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Internal Revenue Code, and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Trust of any liability for federal income or excise tax. Such capital loss carryovers will expire on December 31, 2002 ($1,656,796), December 31, 2003 ($1,165,653) and December 31, 2008
($116,670).

Expense Reductions. Investors Bank & Trust Company (IBT) serves the Trust as its Custodian and Transfer Agent. Pursuant to its service agreements, IBT receives a fee reduced by credits which are determined based on the average daily cash balance the Trust maintains with IBT. Credits used to reduce IBT's fee are reported as a reduction of expenses on the statement of operations.

Use of Estimates. The preparation of the financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenue and expense during the reporting period. Actual results could differ from those estimates.



The Massachusetts Health & Education Tax-Exempt Trust as of June 30, 2001

NOTES TO FINANCIAL STATEMENTS (Unaudited) cont'd

Interim Financial Information. The interim financial statements relating to June 30, 2001 and for the six month period then ended have not been audited by independent certified public accountants, but in the opinion of the Trust's management, reflect all adjustments, consisting only of normal recurring adjustments necessary for the fair presentation of the financial statements.


2  Auction Preferred Shares
------------------------------------------------------------------------
The Trust currently has 200 Auction Preferred Shares outstanding. The Auction Preferred Shares are redeemable at the option of the Trust on any dividend payment date at the redemption price of $50,000 per share, plus an amount equal to any dividends accumulated on a daily basis unpaid through the redemption date (whether or not such dividends have been declared).

Under the Investment Company Act of 1940, the Trust is required to maintain asset coverage of at least 200% with respect to the Auction Preferred Shares as of the last business day of each month in which any Auction Preferred Shares are outstanding. Additionally, the Trust is required to meet more stringent asset coverage requirements under the terms of the Auction Preferred Shares and in accordance with the guidelines prescribed by the rating agency. Should these requirements not be met, or should dividends accrued on the Auction Preferred Shares not be paid, the Trust may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the Auction Preferred Shares. At June 30, 2001, there were no such restrictions on the Trust.


3  Distributions to Shareholders
------------------------------------------------------------------------
Distributions to common shareholders are recorded on the ex-dividend date and are paid on the last business day of each month. Distributions to preferred shareholders are recorded daily and are payable at the end of each dividend period. Each dividend payment period for the Auction Preferred Shares is generally seven days. The applicable dividend rate for the Auction Preferred Shares on June 30, 2001 was 2.65%. For the six months ended June 30, 2001, the Trust paid dividends to Auction Preferred shareholders amounting to $156,445 representing an average APS dividend rate for such period of 3.15% (annualized).


4  Investment Advisory Fees and
   Other Transactions with Affiliates
------------------------------------------------------------------------
The Trust has entered into an Advisory Agreement with Eaton Vance Management ("Eaton Vance"), under which Eaton Vance will furnish the Trust with investment research and advisory services. For the six months ended June 30, 2001, the fee paid for such services amounted to $70,969 and was equivalent to 0.35% (annualized) of the average daily net assets of the Trust, including net assets attributable to any Auction Preferred Shares outstanding.

In addition, the Trust also entered into an Administration Agreement with Eaton Vance, under which Eaton Vance will manage and administer the Trust's business affairs and, in connection therewith, furnish for use of the Trust, office space and all necessary office facilities, equipment, and personnel for administering the affairs of the Trust. For the six months ended June 30, 2001, the fee paid for such services amounted to $30,237 and was equivalent to 0.15% (annualized) of the average daily net assets of the Trust, including net assets attributable to any Auction Preferred Shares outstanding.

Trustees who are not affiliates of Eaton Vance are eligible to receive an annual fee of $7,500 each. Effective July 1, 2001, the annual fee has been reduced to $5,000 each.


5  Securities Transactions
------------------------------------------------------------------------
Purchases and sales (including maturities) of portfolio securities during the six months ended June 30, 2001, aggregated $1,601,962 and $2,819,453 respectively. There were no purchases and sales of short-term municipal securities during the six months ended June 30, 2001.

The identified cost and unrealized appreciation (depreciation) in value of the investments owned by the Trust at June 30, 2001, as computed for federal income tax purposes, were as follows:

Identified cost                                $36,968,208
------------------------------------------------------------------------
Gross unrealized appreciation                  $ 2,279,623
Gross unrealized depreciation                     (534,513)
------------------------------------------------------------------------
Net unrealized appreciation                    $ 1,745,110
------------------------------------------------------------------------



The Massachusetts Health & Education Tax-Exempt Trust as of June 30, 2001

NOTES TO FINANCIAL STATEMENTS (Unaudited) cont'd

6  Capital Transactions
------------------------------------------------------------------------
The Declaration of Trust allows the Trustees to issue an unlimited number of $0.01 par value shares of common stock. Transactions in common shares were as follows:

                                   Six Months Ended           Year Ended
                                      June 30, 2001    December 31, 2000
------------------------------------------------------------------------
Beginning shares                          2,315,302            2,314,859
Shares issued pursuant to the Trust's
  dividend reinvestment plan                  1,205                  443
------------------------------------------------------------------------
Ending shares                             2,316,507            2,315,302
------------------------------------------------------------------------


7  Annual Meeting of Shareholders
------------------------------------------------------------------------
The Trust held its annual meeting of Shareholders on May 15, 2001. 2,315,711 common shares and 200 Auction Preferred Shares (APS) were outstanding on March 19, 2001, the record date for shares eligible to vote at the meeting. 2,024,186 (87.41% of the record date common shares) and 158 APS shares (79.00% of the record date APS shares) were represented at the meeting. The following actions were taken by the shareholders:

Item 1: The election of James F. Carlin, Thomas H. Green, III, Walter B. Prince, Edward M. Murphy and James M. Storey as Trustees of the Trust. Messrs. Carlin and Green were designated the Nominees that will represent the APS shareholders:

                                       Number of
Nominees for Trustee                      Shares
Elected by APS Shareholders          Affirmative          Withheld
------------------------------------------------------------------------
James F. Carlin                              158                --
Thomas H. Green, III                         158                --

                                       Number of
Nominees for Trustee                      Shares
Elected by All Shareholders          Affirmative          Withheld
------------------------------------------------------------------------
Walter B. Prince                       2,010,630            13,714
Edward M. Murphy                       2,014,630             9,714
James M. Storey                        2,011,201            13,143

Item 2: The ratification of the selection of PricewaterhouseCoopers LLP as independent accountants to the Trust for the fiscal year ending December 31, 2001.

                                       Number of
                                          Shares
------------------------------------------------------------------------
Affirmative                            1,978,529
Against                                   35,000
Abstain                                   10,815



The Massachusetts Health & Education Tax-Exempt Trust as of June 30, 2001

OTHER INFORMATION

From time to time in the future, the Trust may effect redemptions and/or repurchases of its Auction Preferred Shares as provided in the applicable constituent instruments or as agreed upon by the Trust and holders of Auction Preferred Shares. The Trust would generally effect such redemptions and/or repurchases to the extent necessary to maintain applicable asset coverage requirements.



The Massachusetts Health & Education Tax-Exempt Trust as of June 30, 2001

INVESTMENT MANAGEMENT

The Massachusetts Health & Education Tax-Exempt Trust

Officers

Thomas J. Fetter, CFA
President

Robert B. MacIntosh, CFA
Vice President and
Portfolio Manager

James L. O'Connor
Treasurer

Eric G. Woodbury, Esq.
Secretary

Kristin S. Anagnost
Assistant Treasurer and
Assistant Secretary

Board of Trustees

Walter B. Prince, Esq., Chairman
Prince, Lobel, Glovsky & Tye LLP

James F. Carlin
Chairman & CEO of Carlin Consolidated, Inc., and Former Chairman of the
Massachusetts Board of Higher Education

Thomas H. Green III, Esq.
Director of Salomon Smith Barney,
Public Finance Department

Edward M. Murphy
CEO, Alliance Health Incorporated, and
Former Executive Director of the
Massachusetts Health & Education Facilities Authority

James M. Storey, Esq.
Trustee, various investment companies



THIS PAGE INTENTIONALLY LEFT BLANK.



Investment Advisor and Administrator
Eaton Vance Management
The Eaton Vance Building
255 State Street
Boston, MA 02109

Custodian, Transfer Agent,
Dividend Disbursing Agent and Registrar
Investors Bank & Trust Company
200 Clarendon Street
Boston, MA 02116


EATON VANCE FUNDS
EATON VANCE MANAGEMENT
BOSTON MANAGEMENT AND RESEARCH
EATON VANCE DISTRIBUTORS, INC.

PRIVACY NOTICE

The Eaton Vance organization is committed to ensuring your financial privacy. This notice is being sent to comply with privacy regulations of the Securities and Exchange Commission. Each of the above financial institutions has in effect the following policy with respect to nonpublic personal information about its customers:

* Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected.

* None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account).

* Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

For more information about Eaton Vance's privacy policies, call:
1-800-262-1122


The Massachusetts Health & Education Tax-Exempt Trust
The Eaton Vance Building
255 State Street
Boston, MA 02109
1-800-225-6265

278-8/01                                                 MHEFASRC